EXHIBIT 21.1
Exucation Realty Trust, Inc., Subsidiary List

Entity	Jurisdiction
A & O/ Acedemic Privatization	Tennessee
Allen & O’Hara Development Company, LLC	Delaware
Allen & O’Hara Education Services, Inc.	Delaware
AOD / Raleigh Residence Hall, LLC	Tennessee
AODC/CPA, LLC	Delaware
APF EDR, LP	Delaware
APF Food Services, LP	Delaware
Cape Place (DE), LLC	Delaware
Carrolton Place, LLC	Georgia
Clayton Place (DE), LLC	Delaware
EDR Athens I, LLC	Delaware
EDR Auburn, LLC	Delaware
EDR Berkeley Place GP, LLC	Delaware
EDR Berkeley Place Limited Partnership	Delaware
EDRBGGP,LLC	Delaware
EDRBG,LP	Delaware
EDR C Station, LLC	Delaware
EDR Cayce Manager, Inc.	Delaware
EDR Cayce, LLC	Delaware
EDR Clemson I GP, Inc.	Delaware
EDR Clemson I Limited Partnership	Delaware
EDR Clemson Place GP, LLC	Delaware
EDR Clemson Place Limited Partnership	Delaware
EDR Columbia Limited Partnership	Delaware
EDR Columbia, Inc.	Delaware
EDR Columbia, LLC	Delaware
EDR Columbus Limited Partnership	Delaware
EDR Columbus, Inc.	Delaware
EDR Columbus, LLC	Delaware
EDR Gainesville GP, LLC	Delaware
EDR Gainesville Limited Paerntership	Florida
EDR Greensboro, LLC	Delaware
EDR Isla Vista JV Investor, LLC	Delaware
EDR Isla Vista JV Manager, LLC	Delaware
EDR Isla Vista Services Investor, LLC	Delaware
EDR Isla Vista Services Manager, LLC	Delaware
EDR Knoxville Limited Partnership	Delaware
EDRKnoxville,Inc.	Delaware
EDR Knoxville, LLC	Delaware
EDR Lawrence Limited Partnership	Delaware
EDR Lawrence, Inc.	Delaware
EDR Lawrence, LLC	Delaware
EDR Lease Holdings, LLC	Delaware
EDR Limpar, LLC	Delaware
EDR Lubbock Limited Partnership	Delaware
EDR Lubbock, Inc.	Delaware
EDR Lubbock, LLC	Delaware
EDR Murfreesboro, LLC	Delaware
EDR Norman, LLC	Delaware
EDR Orlando Limited Partnership	Delaware
EDR Orlando, Inc.	Delaware
EDR Orlando, LLC	Delaware
EDR Oxford, LLC	Delaware
EDR Riverside, LLC	Delaware
EDR State College, Inc.	Delaware
EDR State College Limited Partnership	Delaware
EDR State College, LLC	Delaware
EDR Statesboro, LLC	Delaware

Entity	Jurisdiction
EDR Stillwater, Inc.	Delaware
EDR Stillwater Limited Partnership	Delaware
EDR Stillwater, LLC	Delaware
EDR Tallahassee I, LLC	Delaware
EDR Tallahassee, Inc.	Delaware
EDR Tallahassee Limited Partnership	Delaware
EDR Tallahassee, LLC	Delaware
EDR Tampa, Inc.	Delaware
EDR Tampa Limited Partnership	Delaware
EDR Tampa, LLC	Delaware
EDR Tharpe, Inc.	Delaware
EDR Tharpe Limited Partnership	Delaware
EDR Tharpe, LLC	Delaware
EDR Tucson I, LLC	Delaware
EDR Tucson, Inc.	Delaware
EDR Tucson, LLC	Delaware
EDR Tucson Phase II Limited Partnership	Delaware
EDR Wabash, Inc.	Delaware
EDR Wabash Limited Partnership	Delaware
EDR Wabash, LLC	Delaware
EDR Western Michigan, Inc.	Delaware
EDR Western Michigan Limited Partnership	Delaware
EDR Western Michigan, LLC	Delaware
Education Realty Limited Partner, LLC	Delaware
Education Realty Operating Partnership, LP	Delaware
Education Realty OP GP, Inc.	Delaware
Education Realty OP Limited Partnership Trust	Maryland
Education Realty Trust, LLC	Delaware
Hines/AOES, LLC	Alabama
Jacksonville Place (DE), LLC	Delaware
Macon Place (DE), LLC	Delaware
Martin Place (DE), LLC	Delaware
Murray Place (DE), LLC	Delaware
National Development/Allen & O’Hara Bloomsburg LLC	Pennsylvania
National Development/Allen & O’Hara Clarion LLC	Pennsylvania
National Development/Allen & O’Hara CUPA, LLC	Pennsylvania
National Development/Allen & O’Hara Lock Haven LLC	Pennsylvania
River Place (DE), LLC	Delaware
Salisbury Student Apartment Developers, LLC	Maryland
Salisbury Student Apartment Development Joint Venture	Tennessee
Statesboro Place, LLC	Georgia
Troy Place(DE), LLC	Delaware
ULAD.LLC,	Kentucky
University Towers Building, LLC	North Carolina
University Towers Operating Partnership, LP	Delaware
University Towers OP GP, LLC	Delaware
University Towers Raleigh, LLC	North Carolina
University Towers Raleigh Services, LLC	North Carolina
University Village — Greensboro, LLC	Delaware
WEDR Riverside Investors V, L.L.C.	Delaware
WEDR Riverside Mezz Investor V, L.L.C.	Delaware
WEDR Stinson Investors V, L.L.C.	Delaware
Western Place, LLC	Georgia